SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|X| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e) (2))
|_| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Under ss. 240.14a-12


                       Multi-Link Telecommunications, Inc.
               ---------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
|X| No fee required
|_| $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

      1) Title of each class of securities to which transaction applies:

      -------------------------------------------------------------------------

      2) Aggregate number of securities to which transaction applies:

      -------------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      -------------------------------------------------------------------------

      4) Proposed maximum aggregate value of transaction:

      -------------------------------------------------------------------------

      5) Total fee paid:

      -------------------------------------------------------------------------

|_| Fee paid previously by written preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:_______________________________________________

      2) Form Schedule or Registration Statement No.:__________________________

      3) Filing Party:_________________________________________________________

      4) Date Filed:___________________________________________________________

                       Multi-Link Telecommunications, Inc.
                       936A Beachland Boulevard, Suite 13
                            Vero Beach, Florida 32963

                                 April 18, 2005

Dear Shareholder:

      You are cordially invited to attend the Special Meeting of Shareholders of Multi-Link Telecommunications, Inc., to be held on Wednesday, May 18, 2005, at 10:00 a.m., local time, at the offices of Multi-Link Telecommunications, Inc., 936A Beachland Boulevard, Suite 13, Vero Beach, Florida 32963, at which meeting you may be present.

      The Board of Directors has fixed the closing of business on April 13, 2005, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed. The Notice of Special Meeting and the accompanying Proxy Statement describe the business of the Special Meeting of Shareholders and the following proposals to be acted upon.

       YOU ARE NOT REQUIRED TO SEND US A PROXY BUT YOUR PROXY IS REQUESTED

      The holders of a majority of the issued and outstanding shares of our common stock entitled to vote have indicated that they intend to vote in favor of these proposals.

1. To approve an amendment to the Company's articles of incorporation to increase the number of authorized shares of common stock from 20,000,000 to 150,000,000.

2. To transact such other business as may properly come before the meeting, and any adjournment(s) thereof.

      All shareholders, whether or not they expect to attend the Meeting in person, are requested either to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope or to record their proxy by other authorized means. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

                                  Sincerely,


                                  /s/Kevin R. Keating
                                  -------------------

                                  Kevin R. Keating, Sole Director and President

                       Multi-Link Telecommunications, Inc.
                       936A Beachland Boulevard, Suite 13
                            Vero Beach, Florida 32963

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

         A Special Meeting of Shareholders of Multi-Link Telecommunications, Inc. (the "Company") will be held on Wednesday, May 18, 2005, at 10:00 a.m., local time, at the offices of Multi-Link Telecommunications, Inc., 936A Beachland Boulevard, Suite 13, Vero Beach, Florida 32963, or at any adjournment of the meeting, to consider and vote upon the following matters, as explained more fully in the accompanying Proxy Statement:


      1. To approve an amendment to the Company's articles of incorporation to increase the number of authorized shares of common stock from 20,000,000 to 150,000,000.

      2. To transact such other business as may properly come before the meeting, and any adjournment(s) thereof.

      You are urged to read the attached Proxy Statement, which contains information relevant to the actions to be taken at the meeting.

      Only shareholders of record at the close of business on April 13, 2005 are entitled to notice of and to vote at the Special Meeting. Shareholders who are unable to attend the Special Meeting are requested to complete, date and return the enclosed form of proxy promptly in the envelope provided. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

                                    By Order of the Board of Directors

                                    /s/ Kevin R. Keating
                                    --------------------
                                   Kevin R. Keating, Secretary

Vero Beach, Florida
April 18, 2005

                       MULTI-LINK TELECOMMUNICATIONS, INC.

                               -------------------

                                 PROXY STATEMENT

                               -------------------

                               GENERAL INFORMATION


         This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Multi-Link Telecommunications, Inc. ("Company") to be used at the Special Meeting of Shareholders of the Company to be held at 10:00 a.m., local time, on Wednesday, May 18, 2005 and any adjournment or adjournments thereof ("Special Meeting"). The Special Meeting will be held at the offices of offices of Multi-Link Telecommunications, Inc., 936A Beachland Boulevard, Suite 13, Vero Beach, Florida 32963. The matters to be considered at the meeting are set forth in the attached Notice of Meeting.

         The Company's executive offices are located 936A Beachland Boulevard, Suite 13, Vero Beach, Florida 32963. This Proxy Statement and the enclosed form of Proxy are first being sent to shareholders on or about April 18, 2005.

                          WE ARE ASKING YOU FOR A PROXY
                      YOU ARE REQUESTED TO SEND US A PROXY

         We are soliciting proxies but the holders of more than 50% percent of the shares entitled to vote have indicated that they intend to vote in favor of these proposals. In light of the size of the holdings of these shareholders, the current Board of Directors and management of the Company deems the likelihood of a favorable vote on the proposals sufficient. You may mark and send the Proxy attached hereto to record your vote.

Costs of Proxy Statement

         We will pay the cost of preparing and sending out this Proxy Statement. It will be sent to most shareholders via regular mail. A few shareholders will receive it by personal delivery or facsimile.

Shareholders Entitled to Vote

         Holders of record of shares of our common stock at the close of business on April 13, 2005 ("Record Date") will be entitled to vote at the Annual Meeting. As of the Record Date, 19,886,935 shares of common stock were issued and outstanding. Each shareholder is entitled to one vote for each share of common stock held by such shareholder. We have only the single class of stock outstanding, namely our common stock.

Quorum and Vote Necessary for Approvals

         A majority of the shares of common stock outstanding at the Record Date must be represented at the Special Meeting in person or by proxy in order for a quorum to be present and in order to take action upon all matters to be voted upon, but if a quorum should not be present, the meeting may be adjourned without further notice to shareholders, until a quorum is assembled. Each shareholder will be entitled to cast one vote at the Special Meeting for each share of common stock registered in such shareholder's name at the Record Date.

         Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the Special Meeting.

         To take all the other actions at any meeting of shareholders a majority of the shares outstanding must vote in favor of the proposals either in person or by proxy. Accordingly, a majority of the shares of Common Stock outstanding is sufficient to approve the proposal to amend our Articles of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 150,000,000. This proposal is described more fully below. Holders of more than 50% percent of the shares of our Common Stock entitled to vote on this proposal have indicated that they intend to vote in favor of this proposal.

Proxies

      In voting their Common Stock, shareholders may vote in favor of or against the proposal to approve the proposals on the agenda or may abstain from voting. Shareholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Special Meeting in accordance with the directions given. If no specific instructions are given, proxies will be voted "FOR" the proposal to amend to Company's Articles of Incorporation to increase the number of authorized shares of capital stock as described below under Proposal I, and, in the discretion of the proxies named in the proxy with respect to any other matters properly brought before the meeting and any adjournments of the meeting. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by (i) giving written notice to the Secretary of the Company, (ii) by delivering a later dated proxy card, or (iii) by voting in person at the Special Meeting. Attendance by a shareholder at the Special Meeting does not alone serve to revoke his or her proxy All written notices of revocation and other communications with respect to revocations of proxies should be addressed to Kevin R. Keating, President, 936A Beachland Boulevard, Suite 13, Vero Beach, Florida 32963.

      The presence, in person or by proxy, of a majority of the votes entitled to be cast at the meeting will constitute a quorum at the meeting. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted ("shareholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of such stock. The shares subject to a proxy which are not being voted on a particular matter (because of either shareholder withholding or broker non-vote) will not be considered shares present and entitled to vote on such matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that such shares are not being voted on any matter at the meeting, in which case such shares will not be counted for purposes of determining the presence of a quorum.

      The approval of the amendment to the Articles of Incorporation requires the affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote. Because this proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock, abstentions on this matter (which are considered present and entitled to vote on the matters) and shares of Common Stock considered present, but not entitled to vote on this matter (because of a broker non-vote), will have the same effect as a vote against the proposal.


                IF YOU WISH TO VOTE, HOLDERS OF COMMON STOCK ARE
      REQUIRED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND
         RETURN IT PROMPTLY TO THE COMPANY IN THE ACCOMPANYING ENVELOPE.

      The person named as proxy is Kevin R. Keating, President of the Company.

      In addition to the solicitation of proxies by mail, the Company, through its directors, officers, and employees, may solicit proxies from shareholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for out-of-pocket costs and expenses incurred in the solicitation of proxies. The Company also will request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to beneficial owners, and the Company will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

Interest of Persons in Matters to be Acted Upon

      No officer or director or principal shareholder has a substantial or material interest in the favorable action on these proposals other than as discussed herein.

Change of Control

         On March 16, 2005, David J. Cutler ("Cutler") entered into a Securities Purchase Agreement (the "Purchase Agreement") with KI Equity Partners I, LLC ("KI Equity") under which KI Equity agreed to purchase and Cutler agreed to sell an aggregate of 13,074,204 shares the Company's Common Stock, representing approximately 65.7% of our outstanding shares of common stock, at a price of $252,846.75. KI Equity also agreed to acquire from Cutler a convertible promissory note issued by the Company in the principal amount of $147,153.25 ("Note"). The Note will be acquired by KI Equity for a purchase price of $147,153.25. The Note is convertible at the election of the holder into 6,628,978 shares of the Company's common stock.

         The transactions under the Purchase Agreement were closed and completed on March 18, 2005 ("Closing"). As previously disclosed in the Current Report filed with the SEC by the Company on March 23, 2005, David J. Cutler resigned as Chief Executive Officer, President and Chief Financial Officer of the Company effective March 18, 2005, and Kevin R. Keating was appointed President, Secretary, Treasurer and a director of the Company effective as of March 18, 2005

         The Purchase Agreement provided that David J. Cutler would continue as a director of the Company following the Closing until such time as the Company complied with Section 14(f) of the Securities Exchange Act of 1934, as amended, and Rule 14f-1 promulgated under the Exchange Act. The information statement under Rule 14f-1 announcing a change of control of the Company was filed with the SEC and mailed to the Company's shareholders on March 18, 2005.

         Accordingly, effective March 28, 2005, David J. Cutler resigned as a director of the Company. The Company's board of directors accepted his resignation. Following Mr. Cutler's resignation as a director, the sole director of the Company is Mr. Kevin R. Keating.


         Mr. Keating is an investment executive and for the past nine years has been the Branch Manager of the Vero Beach, Florida, office of Brookstreet Securities Corporation. Brookstreet is a full-service, national network of independent investment professionals. Mr. Keating services the investment needs of private clients with special emphasis on equities. For more than 35 years, he has been engaged in various aspects of the investment brokerage business. Mr. Keating began his Wall Street career with the First Boston Company in New York in 1965. From 1967 through 1974, he was employed by several institutional research boutiques where he functioned as Vice President Institutional Equity Sales. From 1974 until 1982, Mr. Keating was the President and Chief Executive Officer of Douglas Stewart, Inc., a New York Stock Exchange member firm. Since 1982, he has been associated with a variety of firms as a registered representative servicing the needs of individual investors.


         To our knowledge, neither Mr. Keating nor any of his affiliates currently beneficially owns any equity securities or rights to acquire any securities of the Company, and none of these persons has been involved in any transaction with Company or any of its directors, executive officers or affiliates that is required to be disclosed pursuant to the rules and regulations of the SEC other than with respect to the transactions that have been described in this Proxy Statement.

         Following the change of control, the Company has no material assets, liabilities or ongoing operations. Nevertheless, management believes that it may be able to recover some value for its shareholders by the adoption and implementation of a plan to seek, investigate and, if the results of such investigation warrant, effect a business combination with a suitable privately held company that has both business history and operating assets. Our potential success will be primarily dependent on the efforts and abilities of our new management team, who will have virtually unlimited discretion in searching for, negotiating and entering into a business combination transaction.

         Management believes that the selection of a business opportunity will be complex and extremely risky. Because of general economic conditions, rapid technological advances being made in some industries and shortages of available capital, our new management team believes that there are numerous privately held companies seeking the perceived benefits of becoming a publicly held corporation. Such perceived benefits may include facilitating debt financing or improving the terms on which additional equity may be sought, providing liquidity for the principals of the business, creating a means for providing stock incentives or similar benefits to key employees, providing liquidity for all shareholders and other factors.

      Potential business opportunities may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis extremely difficult and complex. Our new management team believes we will only be able to participate in one business venture. This lack of diversification should be considered a substantial risk because it will not allow us to offset potential losses from one venture against gains from another.

      Management believes the Company will offer owners of a suitable privately held company the opportunity to acquire a controlling ownership interest in a public company:

      o In less time than would be required for a traditional initial public offering ("IPO");

      o For less out-of-pocket cost than would be required for a traditional IPO; and

      o With a greater degree of certainty that the transaction will ultimately close.

      Nevertheless, the owners of any target company that we select will incur significant costs and expenses, including the costs of preparing the required business combination agreements and related documents, the costs of preparing a Current Report on Form 8-K describing the business combination transaction and the costs of preparing the documentation associated with future reporting under the Exchange Act.

      While our management team believes that the Company will be able to enter into a business combination, there can be no assurance as to how much time will elapse before a business combination is effected, if ever.

      In the event that a business combination is consummated, it is likely that our present shareholders will own only a small minority interest in the combined companies. In addition, as part of the terms of an acquisition transaction, our current officers and directors will ordinarily resign and be replaced by new officers and directors selected by the target company. Management does not intend to obtain shareholder approval prior to consummating any acquisition other than a statutory merger or as required by applicable laws.

      As of the date of this Proxy Statement, the Company has no formal agreements or commitments to enter into a business combination with an operating company.

Security Ownership of Certain Beneficial Owners

      We have set forth in the following table certain information regarding our common stock beneficially owned as of the Record Date for (i) each shareholder we know to be the beneficial owner of 5% or more of our outstanding common stock, (ii) each of our executive officers and directors, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. To the best of our knowledge, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted. At Record Date, 19,886,935 shares of our Common Stock were outstanding.


----------------------------------------------------------------------------------------------------------------------
                                             Number of Shares Beneficially
                  Name                                   Owned*                           Percent of Shares
----------------------------------------------------------------------------------------------------------------------
Kevin R. Keating                                            0                                    0%
936A Beachland Blvd., Suite 13
Vero Beach, Florida 32963 (1)
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
David J. Cutler                                         1,325,796                               6.7%
420 Harlan Street, Suite 420
Denver, CO  80212 (2)
----------------------------------------------------------------------------------------------------------------------
George P. Caulkins, III                                 1,205,000                               6.0%
518 17th Street, Suite 1700
Denver, CO  80202
----------------------------------------------------------------------------------------------------------------------
KI Equity Partners I, LLC                              19,703,182                               74.3%
5251 DTC Parkway, Suite 1090
Greenwood Village, Colorado 80111 (3)
----------------------------------------------------------------------------------------------------------------------
All  Executive  Officers and Directors as                   0                                    0%
a group (one person)
----------------------------------------------------------------------------------------------------------------------

      * Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock issuable upon the exercise of options or warrants currently exercisable or convertible within 60 days, are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.


      (1) Kevin R. Keating is the President, Secretary, Treasurer and sole director of the Company. He was appointed to these positions effective March 18, 2005. Kevin R. Keating has no ownership interest in and is not affiliated with KI Equity Partners I, LLC, and Kevin
            R. Keating disclaims any beneficial interest in the shares of the Company's Common Stock owned by KI Equity Partners I, LLC.

      (2) David J. Cutler was the President, Chief Executive Officer and Chief Financial Officer of the Company until his resignation effective March 18, 2005. Mr. Cutler resigned as a director of the Company effective March 28, 2005.

      (3) Includes 6,628,978 shares of the Company's Common Stock which are issuable upon conversion of a convertible promissory note in the principal amount of $147,153.25 that is owned by KI Equity Partners I, LLC. KI Equity Partners I, LLC is not owned by or affiliated with Kevin R. Keating, and KI Equity Partners I, LLC disclaims any beneficial interest in the shares of the Company's Common Stock owned by Kevin R. Keating. If you exclude the 6,628,978 shares of the Company's Common Stock which are issuable upon conversion of a convertible promissory note, KI Equity Partners I, LLC currently owns 13,074,204 shares of our Common Stock, or approximately 65.7% of the currently outstanding shares of our Common Stock.

                                   Proposal I

To Approve the Amendment of the Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock from 20,000,000 to 150,000,000

      The Company is currently authorized by its Articles of Incorporation to issue 20,000,000 shares of common stock, no par value per share ("Common Stock") and 5,000,000 shares of preferred stock, $0.01 par value per share ("Preferred Stock"). As of the Record Date, 19,886,935 shares of Common Stock were outstanding and no shares of Preferred Stock were outstanding.

      The Company currently has no material assets, liabilities or ongoing operations. Nevertheless, the Company believes that it may be able to recover some value for its shareholders by the adoption and implementation of a plan to seek, investigate and, if the results of the investigation warrant, effectuate a business combination with a suitable privately-held company that has both business history and operating assets. The Company's potential success will be primarily dependent on the efforts and abilities of its management team, which will have virtually unlimited discretion in searching for, negotiating and entering into a business combination transaction.

      In connection with a business combination, the Company will be required to issue significant shares of its Common Stock to the owners of the operating company since it does not have significant assets of its own to purchase the operating company. The acquisition issuance will significantly dilute the ownership interest of the Company's current shareholders. In addition, at and following the time of the business combination, the Company will likely be required to issue shares of Common Stock, options, awards and warrants in connection with employee benefit plans and employment arrangements, for financing the future operations of the acquired business, for acquiring other businesses, for forming strategic partnerships and alliances, and for stock dividends and stock splits. Such issuances will result in further dilution to the Company's current shareholders.

      To complete a business combination with an operating company, the Company will also have to maintain its status as a reporting company under the Securities Exchange Act of 1934, as amended ("Exchange Act") and be free of all debts and liabilities at the closing of the business combination. The Company currently has a convertible promissory note outstanding in the principal amount of $147,153.25 that is owned by KI Equity Partners I, LLC. This note is convertible at the holder's election into 6,628,978 shares of the Company's Common Stock. Since the Company has only nominal cash on hand to sustain its operations, primarily related to its continued reporting obligations under the Exchange Act and its search for and investigation of potential target companies, the Company intends to issue shares of its Common Stock to investors willing to provide working capital to the Company and to its officers and advisors willing to accept shares of Common Stock as compensation for services rendered to the Company.

      Accordingly, the Board of Directors believes it is in the best interests of the Company and its shareholders to increase the number of authorized shares of its Common Stock for the following reasons:

      (i) To allow for the issuance of Common Stock in connection with a business combination with an operating company;

      (ii) To allow for the post-business combination issuance of shares of Common Stock or other securities in connection with employee benefit plans and arrangements, the financing of the acquired business, and such other purposes;

      (iii) To allow the Company to satisfy its current liabilities and debts, including the outstanding convertible note, prior to a business combination through the issuance of shares of Common Stock; and

      (iv) To permit the Company to pay officers and outside advisors in shares of Common Stock for services rendered to the Company to maintain its public company reporting status and to assist in the completion of a business combination.

      The authorized number of shares of Preferred Stock would not be affected by the amendment.

      Approval of the proposal will permit the Board of Directors to issue additional shares of Common Stock without further approval of the shareholders of the Company; and the Board of Directors does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements. The issuance of additional shares of Common Stock by the Company prior to, at, and after, the business combination will result in substantial dilution to the Company's existing shareholders, which such issuances may not require stockholder approval.

      Although the Company from time to time reviews various transactions that could result in the issuance of Common Stock, the Company has not reviewed any transaction to date that would result in an issuance of Common Stock. However, upon the approval of this proposal, the Company intends to begin to review transactions that may result in an issuance of Common Stock. Further, there are no formal agreements or commitments to enter into a business combination with an operating company at this time, although the Company is continuously investigating operating companies that may be suitable for a business combination.

      Other than limited provisions under the laws of Colorado, the Company does not have in place provisions which may have an anti-takeover effect. At this Special Meeting, the shareholders are being asked to consider and approve a proposal to increase the number of authorized shares of Common Stock. This proposal did not result from the Company's knowledge of any specific effort to accumulate the Company's securities or to obtain control of the Company by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise. The Company is not submitting any of these proposals to enable it to frustrate any efforts by another party to acquire a controlling interest or to seek Board representation.

      The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of the Company's Common Stock. It may also adversely affect the market price of the Common Stock. However, if additional shares are issued in transactions whereby favorable business opportunities are provided and allow the Company to pursue its business plans, the market price may increase.

      The holders of Common Stock of the Company are entitled to one vote for each share held of record on all matters to be voted on by the shareholders of the Company.

      The holders of Common Stock are entitled to receive dividends when, as, and if declared by the Board of Directors out of funds legally available therefor. The Company never has paid dividends on its shares of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the shares of Common Stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the Common Stock. Holders of shares of Common Stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the Common Stock. There are no shares of Preferred Stock of the Company outstanding.

      The affirmative vote of a majority of the outstanding shares Common Shares is required to approve the amendment to the Articles of Incorporation. If the proposal to amend the Articles of Incorporation is approved, the second article of the Articles of Incorporation will be amended promptly after the meeting to increase the number of shares of Common Stock the Company is authorized to issue to 150,000,000. A copy of the proposed Amendment to the Articles of Incorporation is attached hereto as Exhibit A and incorporated by reference.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK

      The Board of Directors does not intend to bring any matters before the Special Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the meeting. Should any other matters be properly presented, the person named in the enclosed form of Proxy will vote the Proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

Available Information

      Please read all the sections of the Proxy Statement carefully. The Company is subject to the reporting and informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission. These reports, proxy statements and other information filed by the company with the SEC may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these materials may be obtained from the SEC's website at http://www.sec.gov.

Incorporation of Information by Reference

      The following documents, which are on file with the Commission (Exchange Act File No. 000-26013) are incorporated in this Proxy Statement by reference and made a part hereof:

      (i) Annual Report on Form 10-KSB, for the fiscal year ended September 30, 2004.

      (ii) Quarterly Report on Form 10-QSB for the quarter ended December 31, 2004.

      (iii) Current Report on Form 8-K filed March 23, 2005, reporting entry into an assignment and assumption agreement and appointment of new officer and director.

      (iv) Current Report on Form 8-K filed March 30, 2004, reporting a change of control.

      All documents filed by the company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the Special Meeting shall be deemed to be incorporated by reference in this Proxy Statement and shall be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference in this Proxy Statement and filed with the Commission prior to the date of this Proxy shall be deemed to be modified or superseded for purposes of this Proxy to the extent that a statement contained herein, or in any other subsequently filed document which is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

      The Company will provide without charge to each person to whom this Proxy Statement is delivered, upon written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents). Written or telephone requests should be directed to the company at 936A Beachland Boulevard, Suite 13, Vero Beach, Florida 32963 or (772) 231-7544.






                                    By Order of the Board of Directors

                                    /s/ Kevin R. Keating
                                    --------------------
                                    Kevin R. Keating, Secretary

Vero Beach, Florida
April 18, 2005

                       Multi-Link Telecommunications, Inc.
                       936A Beachland Boulevard, Suite 13
                            Vero Beach, Florida 32963

                                      PROXY

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MULTI-LINK TELCOMMUNICATIONS, INC. FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 18, 2005 FOR SHAREHOLDERS OF RECORD APRIL 13, 2005.

      The undersigned, being a holder of shares of Common Stock, no par value, of Multi-Link Telecommunications, Inc., a Colorado corporation (the "Company"), hereby designates Kevin R. Keating, with full power of substitution in the premises, to vote at the special meeting of shareholders of the Company to be held on Wednesday, May 18, 2005, at 10:00 a.m., local time, at the offices of Multi-Link Telecommunications, Inc., 936A Beachland Boulevard, Suite 13, Vero Beach, Florida 32963, or at any adjournment of the meeting, as follows:

1. APPROVAL OF THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 TO 150,000,000.

                     ______ FOR        ______ AGAINST

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). THE FAILURE TO FILL IN THE CHOICES INDICATED ABOVE WILL AUTHORIZE THE PROXIES TO VOTE FOR THE PROPOSALS TO BE BROUGHT BEFORE THE MEETING.

                          (Please Date and Sign Below)

      Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership or other entity, please sign in entity name by authorized person. It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

NUMBER OF SHARES:_______________________________

DATED:________________

___________________________________________________
SIGNATURE OF STOCKHOLDER

___________________________________________________
SIGNATURE IF HELD JOINTLY


PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Exhibit A


                              ARTICLES OF AMENDMENT

                                       TO

                       RESTATED ARTICLES OF INCORPORATION

                                       OF

                       MULTI-LINK TELECOMMUNICATIONS, INC.

                         ------------------------------

     Pursuant to Section 7-110-106 of the Colorado Business Corporation Act

                          -----------------------------


      The undersigned President of Multi-Link Telecommunications, Inc. ("Corporation") DOES HEREBY CERTIFY:

      FIRST: The name of the Corporation is Multi-Link Telecommunications, Inc.

      SECOND: Article II of the Restated Articles of Incorporation is amended by deleting paragraph A thereto in its entirety and substituting a new paragraph A in lieu thereof to read as follows:

            A. General. The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is 155,000,000 shares, of which 150,000,000 shares shall be classified as common stock, no par value per share ("Common Stock"), and 5,000,000 shares shall be classified as preferred stock, $0.01 par value per share ("Preferred Stock"). The Common Stock and the Preferred Stock shall each constitute a separate class of shares. Cumulative voting shall not be permitted in the election of directors or otherwise by any class of shares of the Corporation.

      THIRD: These Articles of Amendment to the Restated Articles of Incorporation were proposed and recommended for shareholder approval by the Board of Directors of the Corporation pursuant to the unanimous written consent of the Board of Directors of the Corporation in lieu of meeting dated April 13, 2005. At a Special Meeting of Shareholders held on May 18, 2005, the number of votes cast in favor of the amendments set forth herein by the shareholders of the Corporation was sufficient for approval of the amendments.

      IN WITNESS WHEREOF, I have executed this Certificate of Amendment this ___ day of May , 2005.



                                                  /s/ Kevin R. Keating
                                                  --------------------
                                                  Kevin R. Keating, President